Schedule of Investments
May 31, 2023
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.93%
U.S. Treasury Inflation — Indexed Bonds–18.63%(a)
U.S. Treasury Inflation - Indexed Bonds	2.37%	01/15/2025	$31,111	$ 31,005,650
U.S. Treasury Inflation - Indexed Bonds	2.00%	01/15/2026	21,017	20,972,374
U.S. Treasury Inflation - Indexed Bonds	2.38%	01/15/2027	17,205	17,506,288
U.S. Treasury Inflation - Indexed Bonds	1.75%	01/15/2028	15,602	15,624,365
U.S. Treasury Inflation - Indexed Bonds	3.62%	04/15/2028	21,717	23,635,508
				108,744,185
U.S. Treasury Inflation — Indexed Notes–81.30%(a)
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2024	36,189	35,129,635
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2024	28,723	27,773,995
U.S. Treasury Inflation - Indexed Notes	0.25%	01/15/2025	36,370	35,036,745
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2025	28,875	27,654,147
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2025	36,265	34,967,245
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2025	27,707	26,485,053
U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2026	37,464	36,097,433
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2026	31,888	30,186,392
U.S. Treasury Inflation - Indexed Notes	0.12%	07/15/2026	32,227	30,563,153
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2026	29,401	27,792,815
U.S. Treasury Inflation - Indexed Notes	0.37%	01/15/2027	33,237	31,532,023
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2027	29,247	27,393,273
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2027	31,653	30,025,957
U.S. Treasury Inflation - Indexed Notes	1.62%	10/15/2027	28,281	28,228,225
U.S. Treasury Inflation - Indexed Notes	0.50%	01/15/2028	33,017	31,251,745
U.S. Treasury Inflation - Indexed Notes	1.25%	04/15/2028	14,665	14,377,484
				474,495,320
TOTAL INVESTMENTS IN SECURITIES–99.93% (Cost $614,616,890)				583,239,505
OTHER ASSETS LESS LIABILITIES–0.07%				406,222
NET ASSETS–100.00%				$583,645,727
Notes to Schedule of Investments:
(a)	Principal amount of security and interest payments are adjusted for inflation.
Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended May 31, 2023.
	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value May 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5	$1,564,632	$(1,564,637)	$-	$-	$-	$444
Invesco Liquid Assets Portfolio, Institutional Class	-	1,117,595	(1,117,603)	-	8	-	255
Invesco Treasury Portfolio, Institutional Class	5	1,788,151	(1,788,156)	-	-	-	396
Total	$10	$4,470,378	$(4,470,396)	$-	$8	$-	$1,095
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Short Duration Inflation Protected Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2023
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of May 31, 2023, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco Short Duration Inflation Protected Fund